BNY MELLON alcentra global MULTI-STRATEGY CREDIT FUND, Inc.
        BNY MELLON ALCENTRA GLOBAL CREDIT INCOME 2024 Target Term Fund, Inc.
               BNY MELLON ALCENTRA OPPORTUNISTIC GLOBAL CREDIT INCOME FUND
                     BNY MELLON HIGH YIELD STRATEGIES FUND
                 BNY MELLON MUNICIPAL BOND INFRASTRUCTURE FUND, INC
                     BNY MELLON MUNICIPAL INCOME, INC.
                BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
                        BNY MELLON STRATEGIC MUNICIPALS, INC.


                              POWER OF ATTORNEY

The undersigned hereby constitutes and appoints James Bitetto, Deirdre Cunnane, Sarah S. Kelleher, Jeff Prusnofsky, Amanda Quinn and Peter Sullivan, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing), to:

     1) [applicable for David DiPetrillo and James Windels only] execute for and on behalf of the undersigned, in the undersigned's capacity as an officer of the above-referenced closed-end funds (the "Funds"), any and all amendments, including pre- and post-effective amendments, to a Fund's Registration Statement on Form N-2, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission (the
         "SEC");

     2) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer of the Funds and/or as an officer, director or employee of BNY Mellon Investment Adviser, Inc.
	 (the "Adviser"), the investment adviser for each of the Funds, any and all forms in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder;


     3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms, complete and execute any amendment or amendments thereto, and timely file any such form with the SEC and any stock exchange or similar authority, if applicable, including completing and executing an Application for EDGAR Access on Form ID; and

     4) take any other action of any type in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by or on behalf of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any act and thing requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act and the rules thereunder.

Effective August 6, 2021, this document hereby revokes in its entirety any Power of Attorney executed by the undersigned with regard to the same subject matter.

Except as otherwise specifically provided herein, this Power of Attorney shall not in any manner revoke in whole or in part any power of attorney that the person whose signature appears below previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that the person whose signature appears below may execute, unless such subsequent power specifically provides that it revokes this Power of Attorney by referring to the date of execution of this document or specifically states that the instrument is intended to revoke all prior powers of attorney.

This Power of Attorney shall remain in full force and effect until either properly revoked in writing or, with respect to each person appointed as attorney-in-fact above, until such time as such person ceases to be an employee of The Bank of New York Mellon Corporation or one of its affiliates.


/s/ James Bitetto
_________________________                  August 6, 2021
James Bitetto
Vice President and Secretary of the Funds
And Secretary of the Adviser

/s/ Kenneth J. Bradle
_________________________                  August 6, 2021
Kenneth J. Bradle
Vice President and Director of the Adviser

/s/ Joseph W. Connolly
_________________________                  August 6, 2021
Joseph W. Connolly
Chief Compliance Officer of the Funds

/s/ Deirdre Cunnane
_________________________                  August 6, 2021
Deirdre Cunnane
Vice President and Assistant Secretary
of the Funds




















/s/ David DiPetrillo
__________________________                         August 6, 2021
David DiPetrillo
President of the Funds and
Vice President and Director of the Adviser

/s/ Sarah Kelleher
_________________________                  August 6, 2021
Sarah Kelleher
Vice President and Assistant Secretary
of the Funds

/s/ Stephen Hagan
___________________________
Stephen Hagan                                      August 6, 2021
Director of Investment Oversight
of the Adviser

/s/ Gregory Pasquale
____________________________               August 6, 2021
Gregory Pasquale
Chief Financial Officer of the
Adviser

/s/ Andrew Provencher
_________________________                  August 6, 2021
Andrew Provencher
Director of the Adviser

/s/ Jeff Prusnofsky
_________________________                  August 6, 2021
Jeff Prusnofsky
Vice President and Assistant
Secretary of the Funds

/s/ Amanda Quinn
_________________________                  August 6, 2021
Amanda Quinn
Vice President and Assistant
Secretary of the Funds

/s/ Gavin Reilly
__________________________                         August 6, 2021
Gavin Reilly
Assistant Treasurer of the Funds

/s/ Robert Salviolo
_________________________                  August 6, 2021
Robert Salviolo
Assistant Treasurer of the Funds

/s/ Katherine Scott
___________________________                August 6, 2021
Katherine Scott
Chief Risk Officer of the Adviser

/s/ John Squillance
___________________________                August 6, 2021
John Squillance
Chief Compliance Officer of the Adviser

/s/ Peter Sullivan
_________________________                  August 6, 2021
Peter Sullivan
Chief Legal Officer, Vice President
and Assistant Secretary of the Funds
and Chief Legal Officer of the Adviser

/s/ Robert Svagna
_________________________                  August 6, 2021
Robert Svagna
Assistant Treasurer of the Funds

/s/ James Windels

__________________________                         August 6, 2021
James Windels
Principal Financial Officer/Treasurer
of the Funds and Vice President
of the Adviser